UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 7, 2009

(Date of Earliest Event Reported:  August 7, 2009)

___________________________
RADNET, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	0-19019	13-3326724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue
Los Angeles, California  90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item  8.01.     Other Events

On August 7, 2009, we issued a press release announcing our financial results for our fiscal quarter ended June 30, 2009 and we held a conference call to discuss the quarterly results.  The information contained in the press release is attached hereto as Exhibit 99.1 and the text of the conference call and series of questions posed to the Registrant by certain of its investors and other members of the investment community, and the Registrant’s responses thereto is attached hereto as Exhibit 99.2.

Item  9.01.     Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number                                                       Description of Exhibit

99.1	Press Release dated August 7, 2009

99.2	Discussion, Questions and Answers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2009	RADNET, INC.
By: /s/ Howard G. Berger, M.D. Howard G. Berger, M.D. President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release
99.2	Discussion, Questions and Answers